PYXIS FUNDS II

Supplement dated July 18, 2012 to

Pyxis Funds II Summary Prospectus dated February 1, 2012

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Pyxis U.S. Equity Fund

Portfolio Management

Effective May 29, 2012, the section of the Summary Prospectus for the Fund titled “Portfolio Management” is amended and restated as follows:

Pyxis Capital, L.P. serves as the investment adviser to the Fund and GE Asset Management Incorporated serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
David B. Carlson	1 year	Chief Investment Officer – U.S. Equities
Stephen V. Gelhaus	10 years	Senior Vice President
Paul C. Reinhardt	11 years	Senior Vice President

Foreign Investment Risk

Effective May 29, 2012, the following disclosure is added to the end of the current risk factor entitled “Foreign Investment Risk” in the section of the Summary Prospectus titled “Principal Risks”:

Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS

FOR FUTURE REFERENCE